Asset Retirement Obligations	12 Months Ended
Dec. 31, 2016
Asset Retirement Obligation Disclosure [Abstract]
ASSET RETIREMENT OBLIGATIONS
ASSET RETIREMENT OBLIGATIONS
In general, the Company’s asset retirement obligations relate to future costs associated with plugging and abandonment of its oil and natural gas wells, removal of pipelines, equipment and facilities from leased acreage and returning such land to its original condition. The amounts recognized are based on numerous estimates and assumptions, including future retirement costs, future recoverable quantities of oil and natural gas, future inflation rates and the Company’s credit-adjusted risk-free interest rate. Revisions to the liability can occur due to changes in these estimates and assumptions or if federal or state regulators enact new plugging and abandonment requirements. At the time of the actual plugging and abandonment of its oil and natural gas wells, the Company includes any gain or loss associated with the operation in the amortization base to the extent the actual costs are different from the estimated liability.
The following table summarizes the changes in the Company’s asset retirement obligations for the years ended December 31, 2016 and 2015 (in thousands).

	Year Ended December 31,
	2016	2015
Beginning asset retirement obligations	$15,420	$11,951
Liabilities incurred during period	1,791	4,508
Liabilities settled during period	(375)	(588)
Revisions in estimated cash flows	2,622	(1,185)
Accretion expense	1,182	734
Ending asset retirement obligations	20,640	15,420
Less: current asset retirement obligations (1)	(915)	(254)
Long-term asset retirement obligations	$19,725	$15,166

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(1)	Included in accrued liabilities in the Company’s consolidated balance sheets at December 31, 2016 and 2015.